UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

EMBASSY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Gateway Drive, Suite 100 Bethlehem, PA	18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 unde r the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2010, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), entered into a new supplemental executive retirement plan agreement with David M. Lobach, Jr., Chairman, President and Chief Executive Officer of the Company and the Bank, as well as amended and restated supplemental executive retirement plan agreements with Mr. Lobach and Judith A. Hunsicker and James R. Bartholomew, the Chief Financial Officer and Executive Vice President, respectively, of the Company and the Bank.  The Bank also entered into an amendment of each of the foregoing individuals’ employment agreements, all as more fully described below.

Supplemental Retirement Plan Agreements

The new supplemental executive retirement plan agreement entered into between the Bank and Mr. Lobach is intended to provide for benefits in addition to those provided under the existing supplemental executive retirement plan agreement between the Bank and Mr. Lobach dated January 5, 2009.  More specifically, Mr. Lobach’s new agreement provides for an annual benefit of $50,000, payable for a period of fifteen (15) years upon Mr. Lobach’s retirement or termination of employment after attaining the age of seventy (70).  The agreement provides for a lesser annual benefit if Mr. Lobach retires after age sixty-five (65), but prior to age seventy (70).

The Bank and Mr. Lobach also entered into an amended and restated supplemental executive retirement plan agreement intended to replace Mr. Lobach’s existing supplemental retirement plan agreement dated January 5, 2009.  The parties determined to amend the original agreement solely to ensure that the agreement complies with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The amended and restated supplemental executive retirement plan agreements entered into between the Bank and Ms. Hunsicker and Mr. Bartholomew are intended to replace the existing supplemental executive retirement plan agreements between such parties dated January 5, 2009.  More specifically, the amended and restated agreements provide for an increase in the annual benefit payable to Ms. Hunsicker from $85,000 to $150,000, and to Mr. Bartholomew from $45,000 to $85,000, in each case payable for a period of fifteen (15) years upon the executive’s retirement or termination of employment after attaining the age of sixty-five (65).  The agreement provides for a lesser annual benefit if Ms. Hunsicker and Mr. Bartholomew retire after age sixty (60) and sixty-two (62), respectively, but prior to age sixty-five (65).  The amended and restated agreements also amend the original agreements to the extent necessary to ensure that the agreements comply with the final regulations issued under Section 409A of the Code.

Under each of the supplemental retirement plan agreements, the full annual benefit is payable in the event of the death or disability of the executive, or if the executive’s employment is involuntarily terminated within two (2) years following a change in control of the Company or Bank.  In each case, the annual benefit is to be paid for a term of fifteen (15) years.

The foregoing description of the supplemental retirement plan agreements is qualified in its entirety by reference to the actual agreements filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4, which are incorporated herein by reference.

Amendments to Employment Agreements

On November 19, 2010, the Bank entered into an amendment to the employment agreements of Messrs. Lobach and Bartholomew and Ms. Hunsicker.  The agreements were amended to clarify that if it were determined that any payment under these agreements are subject to the excise tax imposed by Section 4999 of the Code, the amounts payable to such executive under his or her agreement will be adjusted upward such that the executive will be in the same after-tax position as if no excise tax had been imposed.  The amount of any such adjustment will not be deductible by the Bank.  The agreements were also amended to ensure that the terms of the agreements comply with the final regulations issued under Section 409A of the Code.

Additionally, Mr. Lobach’s and Ms. Hunsicker’s existing agreements entitle each of them to receive annually stock options having a fair market value of not less than 30% of their salary.  In order to permit the funding of this requirement through equity awards other than in the form of options, Mr. Lobach’s and Ms. Hunsicker’s agreements were also amended to entitle them to stock awards, which may be in the form of options, restricted stock, or any other form of award permitted to be issued under the stock incentive plans then maintained by the Company, as determined by the Board of Directors.

 The foregoing description of the amendments to the employment agreements is qualified in its entirety by reference to the actual amendments filed herewith as Exhibits 10.5, 10.6 and 10.7, which are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

	10.2	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

	10.3	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated November 19, 2010.

	10.4	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated November 19, 2010.

	10.5	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

	10.6	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated November 19, 2010.

	10.7	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated November 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBASSY BANCORP, INC.

Date: November 23, 2010	By: /s / Judith A. Hunsicker
Name: Judith A. Hunsicker Title: Senior Executive Vice President, Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

10.2	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

10.3	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated November 19, 2010.

10.4	Amended and Restated Supplemental Executive Retirement Plan Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated November 19, 2010.

10.5	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated November 19, 2010.

10.6	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated November 19, 2010.

10.7	Amendment to Employment Agreement between Embassy Bank for the Lehigh Valley and James R. Bartholomew, dated November 19, 2010.